RENAISSANCE CAPITAL GREENWICH FUNDS

THE GLOBAL IPO PLUS AFTERMARKET FUND

(Formerly known as THE IPO PLUS AFTERMAREKT FUND)

IPOSX

Supplement dated November 15, 2010

 to the

Prospectus dated January 31, 2010

This Supplement updates and supersedes any contrary information contained in the Prospectus and Statement of Additional Information dated January 31, 2010 (the “Prospectus” and “Statement of Additional Information,” respectively) of the Renaissance Capital Greenwich Funds (the “Trust”), consisting of the The IPO Plus Aftermarket Fund:

The Board of Trustees has approved a change in the Fund’s name.  Therefore, effective immediately, the name “The Global IPO Plus Aftermarket Fund” (the “Fund”) shall replace all references to the name “The IPO Plus Aftermarket Fund”, where applicable, in the Prospectus and Statement of Additional Information (“SAI”).

Additionally, the Board of Trustees has approved a change in the investment policies and strategies of the Fund permitting the Fund to invest without limitation in the foreign securities of any single country and deleting reference to a 25% limitation with respect to investing in any single foreign country, provided, however, that the Fund invests in a minimum of three countries.  Therefore, effective immediately, the Prospectus and SAI are amended where applicable as follows:  “The Fund is not limited in the amount of assets that it may invest in foreign securities or in the percentage that it may invest in any single foreign country, provided, however that the Fund shall invest in a minimum of three countries”.

Please retain this supplement for future reference.